UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 28, 2011

PepsiCo, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-1183	13-1584302
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

700 Anderson Hill Road, Purchase, New York		10577
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-253-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Richard Goodman, Executive Vice President, Global Operations of PepsiCo, Inc. ("PepsiCo") will retire from PepsiCo later this year.

Item 8.01 Other Events.

Enderson Guimaraes, 51, has been appointed to the role of President, Global Operations of PepsiCo, succeeding Mr. Goodman. Mr. Guimaraes will join PepsiCo in October 2011 from Electrolux where he was Executive Vice President and Chief Executive Officer of its appliance business for Europe, Africa and the Middle East. Prior to joining Electrolux in 2008, Mr. Guimaraes spent several years at Philips Electronics, first as a regional marketing executive in Brazil and ultimately as Senior Vice President and head of Global Marketing Management.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PepsiCo, Inc.

September 28, 2011	By:	Maura Abeln Smith

Name: Maura Abeln Smith
Title: Executive Vice President, Government Affairs, General Counsel and Corporate Secretary